UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

STRIVE, INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct, Suite 1400, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(855) 427-7360
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Sales Agreement

On September 15, 2025, Strive, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (the “Agent”), pursuant to which the Company from time to time, at its option, may offer and sell shares (the “ATM Shares”) of its Class A Common Stock, $0.001 par value per share (the “Class A Common Stock”) to or through the Agent, acting as the principal and/or the sole agent, having an aggregate sales price of up to $450,000,000 (the “ATM Offering”).

Subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the ATM Shares from time to time, based upon the Company’s instructions. The Sales Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Agent has agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The Agent will be entitled to a commission of up to 3.0% of the aggregate gross proceeds from each sale of the ATM Shares pursuant to the Sales Agreement. In addition, the Company has agreed to reimburse certain expenses incurred by the Agent in connection with the offering.

Sales of the ATM Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, or by any other method permitted by law. The Company has no obligation to sell any of the ATM Shares, and may at any time suspend the offering of ATM Shares under the Sales Agreement or terminate the Sales Agreement.

The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, which will be filed with the Securities and Exchange Commission (the “Commission”) by the Company.

The Class A Common Stock to be sold under the Sales Agreement, if any, will be issued and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (the “Registration Statement”), which was filed with the Commission on September 15, 2025, which included an “at the market offering” prospectus covering the offer and sale of the ATM Shares pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On September 15, 2025, the Company issued a press release announcing, among other things, the filing of the prospectus in connection with the ATM Offering and entry into the Sales Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As previously disclosed, the Company intends to raise additional capital over the next 12 months not only through the ATM Offering described in this Current Report on Form 8-K but also through other means including other equity or equity-linked offerings, preferred stock issuances and/or fixed income financings. In each case, the Company intends to use the net proceeds to acquire additional Bitcoin and Bitcoin-related products as well as for general corporate purposes. In particular, the Company’s management is actively exploring one or more offerings of preferred stock in the near term. The terms and conditions of any such offering will be established at the time of such offering, and no final decision has been made as to whether and when to conduct any such offering. Any such offering will be subject to market and other conditions as is customary, and no assurance can be given that the Company will announce a preferred stock offering in the near term or at all.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the Commission pursuant to the Securities Act, the rules and regulations of the Commission thereunder, the Exchange Act, or the rules and regulations of the Commission thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01. Other Events

On September 15, 2025, the Company announced the authorization of a share repurchase program for the purchase of up to $500 million of its Class A Common Stock. Repurchases will be made from time-to-time, subject to general business and market conditions, other investment opportunities, and applicable legal requirements. Repurchases may be made through open market purchases or in privately negotiated transactions, including through Rule 10b5-1 plans.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Exchange Act, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive or its management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements.

Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of the Company will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in the Company’s documents filed with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Controlled Equity OfferingSM Sales Agreement, dated as of September 15, 2025, by and between Strive, Inc. and Cantor Fitzgerald & Co. (incorporated by reference to Exhibit 1.2 on Form S-3 (File No. 333-290252) filed on September 15, 2025).
99.1	Press Release of Strive, Inc. dated September 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2025	Strive, Inc.

/s/ Matthew Cole
Name: Matthew Cole
Title: Chief Executive Officer

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